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CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 10/Amendment No. 241 to Registration Statement Nos. 333-137969/811-08306 on Form N-4 of our report dated March 31, 2011, relating to the financial statements and financial highlights comprising each of the Sub-Accounts of First MetLife Investors Variable Annuity Account One, and our report dated April 12, 2011, relating to the financial statements of First MetLife Investors Insurance Company, both appearing in the Statement of Additional Information in Post-Effective Amendment No. 8/Amendment No. 233 to Registration Statement Nos. 333-137969/811-08306 of First MetLife Investors Variable Annuity Account One, and to the reference to us under the heading "Independent Registered Public Accounting Firm" in the Statement of Additional Information, also in such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Tampa, Florida
July 1, 2011